Critical accounting judgments and key sources of estimation uncertainty	12 Months Ended
Dec. 31, 2025
Critical Accounting Judgments And Key Sources Of Estimation Uncertainty
Critical accounting judgments and key sources of estimation uncertainty

Note 3. Critical accounting judgments and key sources of estimation uncertainty

In applying the Group’s accounting policies, which are described in Note 2 Significant accounting policies, management are required to make judgments that have a significant impact on the amounts recognized and to make estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience, expectation of future events and other factors deemed relevant. Actual outcomes may differ from these estimates.

The estimates and underlying assumptions are evaluated on an ongoing basis. Changes in these estimates are recognized in the period in which the estimate is changed if the change affects only that period, or in the period of the change and future periods if the change affects both the current period of the change and future periods.

Critical judgments in applying the Group’s accounting policies

The following are the critical judgments, apart from those involving estimations (which are presented separately below), that management has made in the process of applying the entity’s accounting policies that have the most significant effect on the amounts recognized in the Consolidated Financial Statements.

Classification of preference shares

The Group has issued several types of preference shares. The preference shares themselves have no stated maturity, contain no mandatory redemption features and are entitled only to dividends. The fact that they contain a preferential right making them senior to ordinary shares does not constitute a mandatory payment as the payment of the preferential right is at the discretion of the Group. However, the preference shares include a right (but not an obligation) for the holder to convert the shares into ordinary shares of Einride AB. The conversion option is set at a price determined by the class of share. The holder may convert at a rate calculated as the amount paid up on all issues of the same class divided by the number of such shares outstanding at the time of conversion, resulting in a fixed 1:1 conversion ratio into ordinary shares upon both mandatory and voluntary conversion.

The Group’s view is that the conversion feature has a conversion price that is dependent on future events. Instruments of this type involve a choice of accounting policy depending on whether the contract is analyzed in its entirety or according to the principles of hybrid instruments, combinations of host instruments and embedded derivatives. The accounting policy chosen is that the instrument is analyzed and accounted for as an equity instrument, as the instrument in its entirety, including the conversion feature, meet the criteria for equity classification under IAS 32 Financial Instruments: Presentation, without requiring bifurcation.

Accounting for 2025 Convertible Debenture

The Group issued a convertible debenture in May 2025, which is a hybrid financial instrument. A judgment was made to determine its appropriate accounting treatment under IFRS 9 Financial Instruments and IAS 32 Financial Instruments: Presentation. Management determined that the instrument contains a debt host and a conversion feature. The conversion feature was determined not to meet the criteria for an equity instrument and, instead, to be an embedded derivative requiring bifurcation from the debt host liability. This was due to the variability in the number of shares to be issued, the foreign currency denomination of the settlement amount, and the feature’s economic characteristics not being closely related to the debt host liability. As a result, the convertible debenture is accounted for as a debt host liability measured at amortized cost and an embedded derivative (the conversion feature) measured at fair value through profit or loss.

Key sources of estimation uncertainty

The key assumptions concerning the future and other sources of estimation uncertainty at the end of the reporting period that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are disclosed below.

Key assumptions in impairment testing of intangible assets, property, plant and equipment or right-of-use assets

The Group has assessed and identified impairment indicators at the end of the reporting period. The Group has identified three CGUs comprising the Connected Electric Truck North America, Connected Electric Truck EMEA and Autonomous Electric Truck, and assets are allocated to each CGU on a reasonable and consistent basis.

For the financial year, the recoverable amounts of CGUs were determined by calculating value in use, which requires certain assumptions to be made. The calculations are based on cash flow projections based on the Group’s latest forecasts approved by management and the Board of Directors. The cash flows for the CGUs are forecasted over the useful life of the assets included in the CGU, which primarily relate to electric heavy duty trucks and charging infrastructure, and no terminal growth has been assumed beyond the economic life of each CGU.

In calculating the value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money, and the risks specific to the asset for which the estimates of future cash flows have not been adjusted. The discount rates used in the current year calculation are 11% (2024: 11%) for Connected Electric Truck North America, 11% (2024: 11%) for Connected Electric Truck EMEA and 21% (2024: 21%) for Autonomous Electric Truck.

No impairment loss has been recognized in the current year. The Group recognizes that the forecast produced for the impairment test is sensitive to certain assumptions applied. The Group performed a sensitivity analysis on two key inputs: revenue and discount rate. For Connected Electric Truck EMEA CGU, an increase in the discount rate of 5.1 percentage points (2024: 1.2 percentage points) or a decrease in forecasted revenue of 5.2% (2024: 1.5%) would result in carrying amount being equal to recoverable amount of the CGU. There is no reasonable change in forecasts that would result in impairment in the Connected Electric Truck North America CGU and Autonomous Electric Truck CGU.